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                         MFS(R) GLOBAL GOVERNMENTS FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS



The description of portfolio managers under the "Management of the Fund - Investment Adviser" section is hereby restated as follows: James T. Swanson and Christopher D. Piros, Senior Vice Presidents of the Adviser, are the portfolio managers of the Fund. Mr. Swanson has been the Fund's portfolio manager since January 12, 1998; Mr. Piros joined Mr. Swanson as a portfolio manager on January 1, 1999. Messrs. Swanson and Piros have been employed as portfolio managers by the Adviser since 1985 and 1989, respectively.






                   The date of this  Supplement is January 1, 1999.